==============================================================================


                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                     ----------------------------------



                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): NOVEMBER 19, 2003




                      UNIFIED FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)

      DELAWARE                         0-22629                   35-1797759
   (State or other                 (Commission File           (I.R.S. Employer
   jurisdiction of                      Number)                Identification
    organization)                                                  Number)

                  2353 ALEXANDRIA DRIVE
                   LEXINGTON, KENTUCKY                       40504
        (Address of principal executive offices)           (Zip Code)



     Registrant's telephone number, including area code: (859) 514-3356


==============================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 19, 2003, Unified Financial Services, Inc., a Delaware corporation (the "Company"), sold all of the outstanding capital stock of Unified Banking Company, a wholly owned subsidiary of the Company. The sale was effected pursuant to the terms and conditions of a Stock Purchase Agreement, dated as of June 9, 2003 (the "Stock Purchase Agreement"), by and between the Company and Blue River Bancshares, Inc., an Indiana corporation ("Blue River"). In connection with the sale, the Company received $8.2 million in cash in exchange for all of the outstanding capital stock of Unified Banking Company. The consideration paid pursuant to the Stock Purchase Agreement was determined through arms'-length negotiations between representatives of the Company and Blue River. Professional Bank Services, Inc., Louisville, Kentucky, served as the Company's financial advisor for the transaction, and was paid approximately $102,000 for its services.

         In connection with the execution of the Stock Purchase Agreement, the Company and Blue River also executed a Depository Agreement (the "Depository Agreement"). Pursuant to the Depository Agreement, the Company has agreed to maintain deposits solely with Shelby County Bank, a wholly owned subsidiary of Blue River, or Unified Banking Company until the Company and its subsidiaries have maintained with either or both of Unified Banking Company and Shelby County Bank an aggregate minimum deposit balance, computed quarterly, of $8.5 million. The Depository Agreement has a term of three years from November 19, 2003.

         The foregoing description is qualified in its entirety by the complete text of the Stock Purchase Agreement, included as Exhibit 2 to the Company's Current Report on Form 8-K, dated June 9, 2003, and the Depository Agreement, filed as Exhibit 10 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired. Not applicable.
             -------------------------------------------

         (b) Pro forma financial information. The following unaudited pro
             -------------------------------
forma consolidated financial statements of the Company, which give effect to the sale of Unified Banking Company, are filed herewith:

             Unaudited Pro Forma Consolidated Balance Sheet as of
                 September 30, 2003
             Unaudited Pro Forma Consolidated Statement of Operations for
                 the Nine Months Ended September 30, 2003
             Unaudited Pro Forma Consolidated Statement of Operations for the
                 Year Ended December 31, 2002
             Notes to Unaudited Pro Forma Consolidated Financial Statements

         (c) Exhibits. See Exhibit Index.
             --------

                       PRO FORMA FINANCIAL INFORMATION
                       -------------------------------

         On November 19, 2003, the Company sold all of the outstanding capital stock of Unified Banking Company. In connection with the sale, the Company received $8.2 million in cash. The sale of Unified Banking Company was in furtherance of the Company's strategy to focus on its core business - the managing and servicing of assets. The net proceeds from the sale of Unified Banking Company will be added to the Company's working capital and used for general corporate purposes. Additionally, such proceeds may be used for possible future investments in our subsidiaries to fund the anticipated growth of such subsidiaries, extinguishment of certain contractual obligations of the Company and the repurchase of outstanding shares of the Company's common stock.

         The Company organized Unified Banking Company on November 1, 1999, and capitalized Unified Banking Company with $7.3 million. During 2002, the Company contributed an additional $300,000 to Unified Banking Company as a capital contribution.

         As a result of the sale of the capital stock of Unified Banking Company, the Company has reported the results of Unified Banking Company as discontinued operations as defined in Accounting Principles Board Opinion No. 30.

         The pro forma financial information is not intended to be indicative of the actual results had this transaction occurred as of the dates indicated below nor do they purport to indicate results that may be attained in the future. The pro forma financial statements should be read in conjunction with the historical consolidated financial statements of the Company, including its consolidated financial statements as of and for the year ended December 31, 2002, included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

         The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the sale of Unified Banking Company and related transactions as if they had been completed on September 30, 2003. The Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 give effect to the sale of Unified Banking Company and related transactions as if they had been completed on January 1, 2003 and January 1, 2002, respectively.

                                    UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                         AS OF SEPTEMBER 30, 2003 (UNAUDITED)

                                                       ASSETS
                                                       ------

                                                       HISTORICAL        PRO FORMA        NOTES TO        PRO FORMA
                                                         COMPANY        ADJUSTMENTS      ADJUSTMENTS       COMPANY
                                                       -----------     ------------      -----------     -----------
                                                                                           (1), (2)

Current Assets
     Cash and cash equivalents.....................    $ 4,889,557     $  8,200,000             (3)      $13,089,557
     Investments in securities and non-affiliated
       mutual funds................................        212,977               --             --           212,977
     Accounts receivable (net of allowance for
       doubtful accounts)..........................      2,192,368               --             --         2,192,368
     Receivable from premium financings............      4,117,944               --             --         4,117,944
     Prepaid assets and deposits...................        236,639               --             --           236,639
     Total assets of discontinued operations.......     84,197,479      (84,197,479)            (4)               --
     Deferred income taxes.........................        449,204               --             --           449,204
                                                       -----------     ------------                      -----------

         Total current assets......................     96,296,168      (75,997,479)            --        20,298,689
                                                       -----------     ------------                      -----------
Fixed Assets, at cost
     Equipment and furniture (net of accumulated
       depreciation)...............................      1,065,558               --             --         1,065,558
                                                       -----------     ------------                      -----------
Non-Current Assets
     Investment in affiliates......................          1,010               --             --             1,010
     Goodwill (net of accumulated amortization)....      1,006,061               --             --         1,006,061
     Other non-current assets......................        112,060               --             --           112,060
                                                       -----------     ------------                      -----------
         Total non-current assets..................      1,119,131               --             --         1,119,131
                                                       -----------     ------------                      -----------

TOTAL ASSETS  .....................................    $98,480,857     $(75,997,479)            --       $22,483,378
                                                       ===========     ============                      ===========


                                        LIABILITIES AND STOCKHOLDERS' EQUITY
                                        ------------------------------------

                                                       HISTORICAL        PRO FORMA        NOTES TO        PRO FORMA
                                                         COMPANY        ADJUSTMENTS      ADJUSTMENTS       COMPANY
                                                       -----------     ------------      -----------     -----------
                                                                                           (1), (2)

Current Liabilities:
     Borrowing under line of credit................    $ 2,355,000     $         --             --       $ 2,355,000
     Total liabilities of discontinued operations..     78,610,531      (78,610,531)       (3), (4)               --
     Accounts payable and accrued expenses.........      1,345,122               --             --         1,345,122
     Accrued compensation and benefits.............        531,055               --             --           531,055
     Payable to broker-dealers.....................         43,769               --             --            43,769
     Income taxes payable..........................         37,489          192,640             (3)          230,129
     Other liabilities.............................        409,944          500,000             (3)          909,944
                                                       -----------     ------------                      -----------
         Total current liabilities.................     83,332,910      (77,917,891)            --         5,577,528
                                                       -----------     ------------                      -----------

Long-Term Liabilities
     Other long-term liabilities...................        162,509               --             --           162,509
                                                       -----------     ------------                      -----------
         Total long-term liabilities...............        162,509               --             --           162,509
                                                       -----------     ------------                      -----------
              Total liabilities....................     83,495,419      (77,917,891)            --         5,611,959
                                                       -----------     ------------                      -----------

Commitments and Contingencies......................             --               --             --                --

Stockholders' Equity
     Common stock, par value $.01 per share........         32,791               --             --            32,791
     Additional paid-in capital....................     15,703,815               --             --        15,703,815
     Retained earnings (deficit)...................     (1,055,264)       2,224,508        (3), (4)        1,169,244
     Accumulated other comprehensive income........        304,096         (304,096)       (3), (4)               --
                                                       -----------     ------------                      -----------
              Total stockholders' equity...........     14,985,438        1,920,412             --        16,905,850
                                                       -----------     ------------                      -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.........    $98,480,857     $(75,997,479)            --       $22,483,378
                                                       ===========     ============                      ===========

                               UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 (UNAUDITED)

                                                       HISTORICAL        PRO FORMA      NOTES TO            PRO FORMA
                                                         COMPANY        ADJUSTMENTS    ADJUSTMENTS           COMPANY
                                                       -----------     ------------   -------------        -----------
                                                                                           (1), (2)

REVENUE:
     Gross revenue...................................  $10,657,502      $       --              --         $10,657,502

COST OF SALES:
     Cost of sales...................................    1,587,012              --              --           1,587,012
                                                       -----------      ----------                         -----------
           Gross profit..............................    9,070,490              --              --           9,070,490
                                                       -----------      ----------                         -----------

EXPENSES:
     Employee compensation...........................    5,171,933              --              --           5,171,933
     Employee insurance and benefits.................      833,494              --              --             833,494
     Data processing.................................      601,747              --              --             601,747
     Mail and courier................................       79,190              --              --              79,190
     Telephone.......................................      115,505              --              --             115,505
     Equipment rental and maintenance................      388,373              --              --             388,373
     Occupancy.......................................      648,247              --              --             648,247
     Travel and entertainment........................      129,568              --              --             129,568
     Errors/(recovery) expense.......................     (140,812)             --              --            (140,812)
     Insurance.......................................      318,998              --              --             318,998
     Depreciation and amortization...................      268,748              --              --             268,748
     Professional fees...............................      387,278              --              --             387,278
     Interest........................................        2,094              --              --               2,094
     Provision for bad debt..........................      105,986              --              --             105,986
     Other operating expenses........................      463,578              --              --             463,578
                                                       -----------      ----------                         -----------
           Total expenses............................    9,373,927              --              --           9,373,927
                                                       -----------      ----------                         -----------

Loss from operations.................................     (303,437)             --              --            (303,437)

Other income.........................................       10,472              --              --              10,472
Income tax benefit...................................       78,479         589,480              (5)            667,959
                                                       -----------      ----------                         -----------

Net income (loss) from continuing operations.........     (214,486)        589,480              (5)            374,994
Gain on sale of operations...........................      193,637       1,411,833         (3), (4)          1,605,470
Gain from discontinued operations....................       80,099         (80,901)        (3), (4)               (802)
                                                       -----------      ----------                         -----------
Net income...........................................  $    59,250      $1,920,412              --         $ 1,979,662
                                                       ===========      ==========                         ===========


Per share income (loss)
     Basic and fully diluted common shares
       outstanding...................................    2,829,117                                           2,829,117
     Net income (loss) from continuing operations....  $     (0.08)                                        $      0.13
     Net income......................................         0.02                                                0.70

                               UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   FOR THE YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)

                                                       HISTORICAL        PRO FORMA      NOTES TO            PRO FORMA
                                                         COMPANY        ADJUSTMENTS    ADJUSTMENTS           COMPANY
                                                       -----------     ------------   -------------        -----------
                                                                                           (1), (2)

REVENUE:
     Gross revenue...................................  $15,535,761      $       --              --         $15,535,761

COST OF SALES:
     Cost of sales...................................    3,321,511              --              --           3,321,511
                                                       -----------      ----------                         -----------
           Gross profit..............................   12,214,250              --              --          12,214,250
                                                       -----------      ----------                         -----------

EXPENSES:
     Employee compensation ..........................    7,710,047              --              --           7,710,047
     Employee insurance and benefits.................    1,202,179              --              --           1,202,179
     Data processing.................................      522,970              --              --             522,970
     Mail and courier................................      128,298              --              --             128,298
     Telephone.......................................      225,771              --              --             225,771
     Equipment rental and maintenance................      408,593              --              --             408,593
     Occupancy.......................................      814,658              --              --             814,658
     Travel and entertainment........................      297,095              --              --             297,095
     Errors/(recovery) expense.......................      402,048              --              --             402,048
     Insurance.......................................      180,458              --              --             180,458
     Depreciation and amortization...................      241,385              --              --             241,385
     Professional fees...............................    1,021,698              --              --           1,021,698
     Interest........................................       (6,706)             --              --              (6,706)
     Provision for bad debt..........................      113,495              --              --             113,495
     Business development............................       11,250              --              --              11,250
     Other operating expenses........................      558,205              --              --             558,205
                                                       -----------      ----------                         -----------
           Total expenses............................   13,831,444              --              --          13,831,444
                                                       -----------      ----------                         -----------
Loss from operations.................................   (1,617,194)             --              --          (1,617,194)
                                                       -----------      ----------                         -----------

Other loss ..........................................      (32,342)             --              --             (32,342)
Income tax benefit...................................      369,439         573,640              (5)            943,079
                                                       -----------      ----------                         -----------

Loss from continuing operations......................   (1,280,097)        573,640              (5)           (706,457)
Gain on sale of operations...........................      637,681         538,931         (3), (4)          1,176,612
Loss from discontinued operations....................     (703,398)        626,369         (3), (4)            (77,029)
                                                       -----------      ----------                         -----------
Net income (loss)....................................  $(1,345,814)     $1,738,940              --         $   393,126
                                                       ===========      ==========                         ===========


Per share income (loss)
     Basic and fully diluted common shares
       outstanding...................................    2,844,246                                           2,844,246
     Net loss from continuing operations.............  $     (0.45)                                        $     (0.25)
     Net income (loss)...............................        (0.47)                                               0.14

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1) The pro forma results for the nine months ended September 30, 2003 and for the year ended December 31, 2002 assume that the sale of Unified Banking Company occurred at the beginning of the periods presented. Accordingly, the gain on the sale of Unified Banking Company reflects the difference between the net proceeds and the historical recorded book values on those respective dates.

(2) A portion of the $8.2 million cash proceeds received from the sale of Unified Banking Company is deposited in the Company's accounts at Unified Banking Company. Such proceeds will not be collateralized. The Unaudited Pro Forma Consolidated Statements of Operations do not include pro forma interest on the net proceeds for the periods presented. Management believes that such interest would be immaterial.

(3) To record proceeds received from the sale of the outstanding capital stock of Unified Banking Company, net of selling expenses, including broker selling costs of approximately $102,000, and income tax expense and deferred tax expense (see note 5).

(4) To eliminate the recorded balances of total assets and total liabilities of Unified Banking Company and elimination of accumulated other comprehensive income from discontinued operation.

(5) To eliminate the previously recorded valuation allowance on the deferred income tax asset related to the net operating loss carryforward, to the extent of the deferred income tax expense recognized in the net gain on sale of discontinued operations.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2003

                                UNIFIED FINANCIAL SERVICES, INC.



                                By: /s/ John S. Penn
                                   --------------------------------------
                                    John S. Penn
                                    President and Chief Executive Officer

                                EXHIBIT INDEX

Exhibit                           Description
-------                           -----------

   2 Stock Purchase Agreement, dated June 9, 2003, by and between the Company and Blue River Bancshares, Inc., filed as Exhibit 2 to the Company's Current Report on Form 8-K, dated June 9, 2003, is incorporated herein by reference.

  10 Depository Agreement, dated June 9, 2003, by and between the Company and Blue River Bancshares, Inc., is filed herewith.

  32 Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is filed herewith.